Comerica Incorporated Morgan Stanley U.S. Financials, Payments and CRE Conference June 13, 2023 Curt Farmer Chairman & Chief Executive Officer Jim Herzog Chief Financial Officer Peter Sefzik Chief Banking Officer Kelly Gage Director of Investor Relations Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of the date of this presentation with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (changes in customer behavior; unfavorable developments concerning credit quality; and declines or other changes in the businesses or industries of Comerica's customers); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (changes in general economic, political or industry conditions; negative effects from inflation; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events, including pandemics; physical or transition risks related to climate change; changes in accounting standards; the critical nature of Comerica's accounting policies; and the volatility of Comerica’s stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2022, as updated by “Item 1A. Risk Factors” beginning on page 60 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2©2023, Comerica Inc. All rights reserved.

# Our Differentiated Value Proposition

A Leading Bank for Business complemented by strong Retail & Wealth Management

### Distinctive Commercial Franchise

- **Long-standing, trust-based customer relationships**, averaging >15 years in Middle Market
- Tenured, **expert relationship & group managers** with average 10 & 20 years at Comerica, respectively[1]
- Consistent, disciplined **credit underwriting** standards & a "through-the-cycle" mindset
- Diversified business mix with **attractive, growth & relationship-oriented** business lines like Middle Market, Environmental Services & Small Business
- **Complimentary marketing services** to help small businesses grow

### Complementary fee & relationship products

- Distinctive **Treasury Solutions** used for 95% of Commercial noninterest-bearing deposits
- Complementary **Capital Markets business**
- Differentiated **Wealth Management business** specializing in the needs of business owners and executives, used by 36% of Commercial clients
- Largest third-party fiduciary business in the country with **Advisor Solutions** serving some of the country's largest Broker Dealers in Estate Settlement; Oil, Gas & Mineral Management; Special Needs Trusts & Philanthropic

### Robust, low-cost deposit base

- **Deep, sticky operating accounts** with our C&I customers driving an 85% loan-to-deposit ratio, below our 15-year average
- **Expert bankers** serving **tenured customer relationships** with average customer deposit balance exceeding industry
- Growing small business segment of **deposit rich relationships** (99% have a deposit relationship)

### Efficient technology & operations

- Lean, modern **technology architecture & delivery** model, including our "digital factory"
- Investment spend focused only on areas of **true competitive advantage**
- Solid **efficiency ratio** of 55.53%
- Modernization journey to **transform retail delivery** to optimize experience & efficiency

3/31/23 • [1]As of 3/2/23

©2023, Comerica Inc. All rights reserved.

3

# Diversified Businesses

Strategic diversification across geographies & business lines



Loans[1]
Deposits[2]
Markets
Businesses
MI 23%
CA 35%
$53.5B
TX 22%
Other Markets[3] 20%
MI 36%
CA 27%
$67.8B
TX 16%
Other Markets[3] 21%
Commercial Bank 86%
$53.5B
Wealth Management 10%
Retail Bank 4%
Commercial Bank includes 12 different business lines, including Middle Market, Business Banking, CRE & other national & specialty businesses (see slide 21)
Commercial Bank 54%
$67.8B
Other 2%
Wealth Management 7%
Retail Bank 37%

[1]Average 1Q23 loans • [2]Average 1Q23 deposits • [3]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets

©2023, Comerica Inc. All rights reserved.

4

What our customers say… “We have not had any concerns about the recent news. We enjoy great service with Comerica & love having all our banking needs consolidated within one bank.” - Commercial Bank Customer “Thank you for all that you’re helping us with. It’s so refreshing to feel like we have experts on our side as we think through all of these issues. What you’re helping us with is the most important thing in all of our lives right now.” - Wealth Management Customer “Comerica’s responsiveness & patience throughout the process was amazing & appreciated. Of all the partners that we worked with throughout our transition, Comerica was BY FAR the one that was the most organized & on top of things” - New Comerica Customer “Comerica has earned our trust, the personnel is always exceptionally helpful, and we have only had good experiences.” - Retail Customer 5©2023, Comerica Inc. All rights reserved. The Right Balance Positioned to effectively meet the unique needs of our target customers Experienced & tenured team delivering consistency to our relationships across markets & businesses Tailored solutions & customized product offerings to meet our customers needs Localized advice for our customers Industry expertise adding unique value to our customers Full suite of products & services including credit capacity, treasury management, & capital market solutions Community engagement recognizing we all play a role in advancing the markets & communities we serve ©2023, Comerica Inc. All rights reserved. 2Q23 Loan Update & Strategic Actions 50.0 51.1 52.4 53.5 55.3 30.0 40.0 50.0 60.0 2Q22 3Q22 4Q22 1Q23 2Q23 Thru 5/31 Loan Trends ($ in billions, average) • $1.8B increase in QTD average loans1 • Largest drivers were Commercial Real Estate, Large Corporate & National Dealer Services • FY23 outlook2: Average loans up ~8% vs. FY 2022 average • Expect mid 80’s loan to deposit ratio by year-end 20232 2Q23 metrics through 5/31/23 are preliminary & subject to change. 1Comparisons of 2Q23 through 5/31/23 vs 1Q23 2Outlook as of 6/12/23 6 Increasingly selective loan growth; enhancing the sustainability of our strong liquidity profile Strategic Actions to Enhance Core Business Focus Mortgage Banker Finance: Organically exit Mortgage Banker Finance business; expect to be largely complete by year-end 2023 • Benefits: • Smooths seasonality & cyclicality in loan portfolio • Improves capital efficiency • Enhances stability of our liquidity; expected to improve loan to deposit ratio by ~150 bps at year-end 20232 • Allows exit at full value compared to a sale of portfolio Increased Selectivity across Overall Portfolio: Prioritize relationships most aligned with our strategy, considering: • Pricing & return profile • Deposit contribution • Nature of relationship • Geography

©2023, Comerica Inc. All rights reserved. 2Q23 metrics through 6/7/23 are preliminary & subject to change. 1Comparisons of 2Q23 through 5/31/23 vs 1Q23 2Source for peer data: S&P Global Market Intelligence & company press releases 7 Deposits & Liquidity • QTD period-end deposits reflect1 - $3.5B noninterest-bearing deposits; $600MM of decline related to timing of Direct Express payments; largest other declines in Retail, Financial Institutions, Middle Market & Energy + $3.4B interest-bearing deposits • 1Q23 total funding cost of 1.25bps compared to peer average of 1.46bps2 • NIB average deposit mix 47% QTD; loan to deposit ratio of 85% Maintained deposit normalization trend & abundant liquidity Source (5/31/23) $ in billions Amount or Total Capacity Remaining Capacity Cash 7 7 FHLB (securities & loan collateral) 17 2 BTFP1 (securities collateral) 11 11 Discount Window (loan collateral) 21 21 Total Liquidity Capacity $41 billion Total Liquidity Capacity (ex. Discount Window) $20 billion Low Unsecured Debt Obligations (Debt Maturities, $ in millions) 850 500 350 400 550 500 20232024202520262027202820292033 Deposit Trends ($ in billions; Average) 33.2 29.7 77.6 74.0 71.4 67.8 64.4 64.7 64.6 2Q22 3Q22 4Q22 1Q23 2Q23 Thru 6/7 1Q23 2Q23 Thru 6/7 NIB IB Period-End Holding Company Cash ($ in billions) 1.1 1.3 1.4 1.7 1.8 1.8 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Proven Credit Quality 3/31/23 Source for peer data: S&P Global Market Intelligence & company press releases 1Much of the TLS portfolio is also considered Leveraged & also reflected in the Leveraged data 92 42 19 16 13 13 11 9 9 8 8 7 6 5 C M A W A L ZI O N B O K F H B A N C FR FH N M TB SN V FI TB K EY W B S C FG R F Loan Loss Reserve / LTM NCO (times; 1Q23 period-end) • Well-diversified, relationship-based portfolio • Experienced managers with deep expertise • Conservative, consistent underwriting standards • Proactive, frequent customer dialogue Net Charge-offs Through Cycle (as a % of average loans) ©2023, Comerica Inc. All rights reserved. 8 (0.01) - 0.01 0.04 0.11 0.15 0.17 0.19 0.20 0.20 0.21 0.25 0.34 0.34 C M A ZI O N B O K F W A L FH N K EY SN V H B A N W B S C FR M TB FI TB R F C FG Net Charge-offs (recoveries) (percentage of average total loans; 1Q23) -0.5 0.5 1.5 2.5 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 1Q 23 Total CMA Peer Average Portfolios with Incremental Monitoring Business Line or Portfolio 3/31 Loans % of Total Loans % Criticized Commercial Real Estate Business Line $8.6B 15.7% 2.5% TLS1 $0.9B 1.7% 28% Leveraged $3.3B 6.1% 11.4% Automotive Production $1.1B 1.9% 21%

Noninterest Income & Noninterest Expenses 1Q23 compared to 4Q22 1Modernization initiative $6MM 1Q22; $7MM 2Q22; $7MM 3Q22; $18MM 4Q22; FY22 $38MM; $16MM 1Q23 2Gains/(losses) related to deferred comp plan of ($7MM) 1Q22, ($14MM) 2Q22, ($3MM) 3Q22, $6MM 4Q22, $4MM 1Q23 3Comparisons of 2Q23 through 5/31/23 vs 1Q23 Noninterest Income ($ in millions) 9©2023, Comerica Inc. All rights reserved. Noninterest Expenses1,2 ($ in millions) Robust fee generation; continued focus on efficiency 244 268 278 278 282 1Q22 2Q22 3Q22 4Q22 1Q23 473 482 502 541 551 66.9 58.0 50.8 53.0 55.5 1Q22 2Q22 3Q22 4Q22 1Q23 Efficiency Ratio % • Legal & FDIC expenses impacting QTD results3• Strong performance QTD in capital markets, card fees, & trust fees partially offset by risk management income3 Projected2 (0.8) (1.5) (2.4) (2.3) (2.1) (1.5)(0.2) (0.3) (1.0) (0.9) (0.6) (0.2) (0.2) (0.2) (0.2) (0.5) (0.5) (0.5) 1Q22 2Q22 3Q22 4Q22 1Q23 4Q24 Securities Swaps Pension 3/31/23 Source for peer data: S&P Global Market Intelligence 1Refer to reconciliation of non-GAAP financial measures in appendix 2Outlook as of 6/12/23; various assumptions including, but not limited to 5/31/23 forward curve, no new hedges & constant tax rate; pension is not projected & held constant 10©2023, Comerica Inc. All rights reserved. Capital Management Strong capital position above target CET1 of 10%; expect continued recapture of AOCI 10.1 9.0 8.9 8.3 8.2 8.2 8.0 7.9 7.6 7.5 7.5 7.4 7.3 7.2 B O K F C M A FH N C FG SN V R F W B S M TB FI TB ZI O N C FR K EY W A L H B A N Tangible Common Equity Ratio Ex. AOCI1 (percentages; 1Q23) Accumulated Other Comprehensive Income ($ in billions) Scenarios Est. AOCI Increase / (Decrease) Rate shock + 100 bps Static balances ($1.6B) Rates shock - 100 bps Static balances $1.6B Estimated Change in AOCI Derived Simulated Sensitivity Analysis for Securities & Swap Portfolios 10.00% 10.12% 7.0% 4Q22 1Q23 CET1 Tier 1 10.50% 10.61% 8.5% 4Q22 1Q23 Regulatory Minimum + Capital Conservation Buffer (CCB) • FY2023 Outlook2: Expect to be > our 10% CET1 target, subject to final regulatory changes

©2023, Comerica Inc. All rights reserved. Proven Business Model Seamless Execution & Customer Support Even Better Positioned for Sustained Success Positioned for Sustained Success Solid foundation enabled effective execution of our strategy • Nearly 175-year history of perseverance through multiple financial & global crises • Proven relationship-model built on mutual trust • Experienced, transformational leadership team leveraging legacy of consistency & conservativism • Intentional, strategic diversification of business lines & markets • Effective liquidity strategy delivered strong funding position • Active customer engagement strategy employed by colleagues & executives • Utilization of targeted products & services aligned to customer needs • Agile onboarding system to support opening record number of accounts • Successfully protected core deposit relationships amidst deposit pressure • Enhanced attractive deposit risk profile with improved stability, relationships & insurance mix • Strong capital position enabled customer support • Proven approach to credit delivered excellent results 3/31/23 11 APPENDIX

# Fundamental Strengths

Conservative legacy & unique relationship model

| | | |
|---|---|---|
| Tenured Customers & Colleagues | Prudent Risk Management | Proven Credit Results |
| Diversified, but Collaborative Business Lines | Conservative Capital Management | Targeted Geographic Strategy |

©2023, Comerica Inc. All rights reserved.

13

# Talent as our Competitive Advantage

Our colleagues deliver differentiated value to our customers

### Skilled

- Distinguished Commercial Banking **Development Program** delivers talent
- **Credit & frontline expertise** balanced
- Award winning **leadership development** programs

### Diverse

- Deeply embedded **culture supports inclusion**
- Aiming to **reflect customers & markets** we serve
- **42%** of U.S. employees are racial/ethnic minorities[1]
- **53%** of managers are female[1]

### Experienced

- **Long-tenured**[2] team provides **consistency**
  - >25 years Business Leaders
  - ~10 years Relationship Managers
  - ~20 years Group Managers
  - >20 years Credit Risk Management & Decisioning Leaders
- **Specialized knowledge** in industry verticals

**2022 Greenwich Excellence Awards**

| 9 Middle Market Banking Awards | | | 8 Small Business Banking Awards | | |
|---|---|---|---|---|---|
| Best Brand<br>• Trust<br>• Values Long-Term Relationships | Cash Management<br>• Customer Service<br>• Overall Satisfaction<br>• Product Capabilities | Satisfaction<br>• Overall<br>• Midwest<br>• With RM | Best Brand<br>• Values Long-Term Relationships | Cash Management<br>• Overall Satisfaction<br>• Overall Satisfaction (West) | Satisfaction<br>• Overall<br>• West<br>• With RM |
| | Likelihood to Recommend (West) | | Industry Understanding | RM Proactively Provides Advice | |

[1]As of 12/31/22 • [2]As of 3/2/23

©2023, Comerica Inc. All rights reserved.

14

# Diversified Geographic Footprint

Comerica

| Large, higher growth urban markets | Predominance of middle market companies & wealth management opportunities | Highly integrated, cost-effective platform |
|---|---|---|

**Texas**

- Established: 1988
- #2 largest state GDP
- Business friendly environment
- Dallas-Fort Worth, Houston, Austin, San Antonio

**California**

- Established: 1991
- #1 largest state GDP
- Deep industry expertise
- L.A., San Diego, San Jose, San Francisco

**Michigan**

- Established: 1849
- #14 largest state GDP
- Large retail deposit base
- Detroit, Ann Arbor, Grand Rapids, Lansing

**Offices Across U.S.**

Primary Markets  Other Markets  Office Locations



**Southeast**

- Strong population growth & manufacturing base
- 3 commercial offices in Raleigh, Winston-Salem & Charlotte
- 8 banking centers in FL
- New offices in SC & GA
- Serving customers in FL, GA, NC, TN, SC & VA

**Mountain West**

- Fast growing economy, attractive climate
- 17 banking centers in Phoenix area
- 1 office in Denver
- Serving customers in AZ & CO

©2023, Comerica Inc. All rights reserved.

15

# CMA vs Peers

Comerica

**Revenue / Employee**[1]
*(1Q23; $ in thousands)*



131
115
CMA
Peer Avg.

**Revenue**
*(percentages; 1Q23 vs 4Q22)*



-2.9
-4.3
CMA
Peer Avg.

**Expenses**
*(percentages; 1Q23 vs 4Q22)*



1.8
1.4
CMA
Peer Avg.

**Net Interest Margin**
*(percentages; 1Q23)*



3.57
3.52
CMA
Peer Avg.

**CET1 (Capital) Ratio**
*(percentages; 1Q23)*



10.09
10.24
CMA
Peer Avg.

**Return on Equity**[2]
*(percentages; 1Q23)*



Impact of AOCI
24.20
9.36
13.93
CMA
Peer Avg.

**Efficiency Ratio**[3]
*(percentages; 1Q23)*



55.53
55.97
CMA
Peer Avg.

**Return on Assets**[4]
*(percentages; 1Q23)*



1.54
1.19
CMA
Peer Avg.

1Q23 • Source for peer data: S&P Global Market Intelligence & company press releases • [1]1Q23 CFR not available as of 6/12/23, BOKF, MTB, WBS and SNV employee count as of 4Q22 • [2]Return on average common shareholders' equity • [3]Noninterest expenses as a percentage of the sum of net interest income and noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversation rate of Visa Class B and changes in the value of shares obtained through monetization of warrants • [4]Return on average assets

©2023, Comerica Inc. All rights reserved.

16

# CMA vs Peers

Comerica

**Loan Growth**
*(Avg.; percentages; 1Q23 vs 4Q22)*


2.1
1.5
CMA
Peer Avg.

**Loan to Deposit Ratio**
*(PE; percentages; 1Q23)*


85
81
CMA
Peer Avg.

**Total Deposit Change[1]**
*(Avg.; percentages; 1Q23 vs 4Q22)*


-4.9
-2.1
CMA
Peer Avg.

**Noninterest-bearing % of Total Deposits**
*(Avg; percentages; 1Q23)*


53
34
CMA
Peer Avg.

**Noninterest-bearing Deposit Change**
*(Avg.; percentages; 1Q23 vs 4Q22)*


-9.3
-9.5
CMA
Peer Avg.

**Interest-bearing Deposit Change**
*(Avg.; percentages; 1Q23 vs 4Q22)*


0.6
2.2
CMA
Peer Avg.

**Total Deposit Change[2]**
*(PE; percentages; 1Q23 vs 4Q22)*


-9.4
-2.5
CMA
Peer Avg.

**Interest-Bearing Deposit Cost**
*(percentages; 1Q23)*


1.52
1.62
CMA
Peer Avg.

1Q23 • Source for peer data: S&P Global Market Intelligence & company press releases • [1]CMA 1Q22 vs. 4Q21 average deposit decline of 6% • [2]Excluding CFR as data is not available

©2023, Comerica Inc. All rights reserved.

17

# 1Q23 Review

Successful execution; strategic investment in the future of our company & community

Comerica

## Strong Financial Results

**Average Loans**


$52B
$53B
4Q22
1Q23

**Noninterest Income**


$278MM
$282MM
4Q22
1Q23

**Net Charge-Offs (Recoveries)**


-0.03%
-0.01%
4Q22
1Q23

**Efficiency Ratio[1]**

55.53%

**Return on Equity[2]**

24.20%

**Tier 1 Capital Ratio**

10.61%

THE BIGGER POSSIBLE

- Announced Ameriprise partnership to enhance our Wealth Management products & customer experience
- Launched new Investment Banking Group focused on M&A advisory
- Initiated Small Business Banking national expansion

A FORCE FOR GOOD

- Named one of America's Most JUST Companies by Just Capital
- Leadership rating by CDP for supplier engagement on climate change
- Achieved $2.8B in Green Lending in 1Q; aligned with commitment to sustainability
- Volunteerism of 66,270 hours for 2022

[1]Noninterest expenses as a percentage of the sum of net interest income and noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares and changes in the value of shares obtained through monetization of warrants • [2]Return on average common shareholders' equity

©2023, Comerica Inc. All rights reserved.

18

# 1Q23 Results

Strong loan growth, fee income & credit quality

| *(millions, except per share data)* | 1Q23 | 4Q22 | 1Q22 | Change From 4Q22 | Change From 1Q22 |
|---|---|---|---|---|---|
| **Average loans** | $53,468 | $52,375 | $48,273 | $1,093 | $5,195 |
| **Average loans, ex. PPP** | 53,435 | 52,335 | 47,938 | 1,100 | 5,497 |
| **Average deposits** | 67,833 | 71,355 | 79,103 | (3,522) | (11,270) |
| **Net interest income** | 708 | 742 | 456 | (34) | 252 |
| **Provision for credit losses** | 30 | 33 | (11) | (3) | 41 |
| **Noninterest income[1]** | 282 | 278 | 244 | 4 | 38 |
| **Noninterest expenses[1]** | 551 | 541 | 473 | 10 | 78 |
| **Provision for income tax** | 85 | 96 | 49 | (11) | 36 |
| **Net income** | 324 | 350 | 189 | (26) | 135 |
| **Earnings per share[2]** | $2.39 | $2.58 | $1.37 | $(0.19) | $1.02 |
| **Efficiency Ratio** | 55.53% | 53.00% | 66.91% | | |
| **CET1** | 10.12% | 10.00% | 9.93% | | |

### Key Performance Drivers 1Q23 compared to 4Q22

- Revenue decreased 2.9%
- Average loans up 2.1% driven by broad-based growth
- Deposits declined from traditional seasonality, expected customer deployment of funds into businesses related to monetary policy & diversification efforts following industry disruption
- Net interest income benefited from higher rates & loan growth; offset by impact of funding & fewer days
- Net recoveries of 1 bp; reserve ratio rose to 1.26%
- Noninterest income increase driven by Capital Markets & Fiduciary
- Active expense management impacted by pension & non-recurring items
- Strong CET1 as earnings-related capital generation offset impact of loan growth

[1]Includes gains/(losses) related to deferred comp asset returns of $(7MM) 1Q22, $6MM 4Q22, $4MM 1Q23 • [2]Diluted earnings per common share

©2023, Comerica Inc. All rights reserved.

19

# Loans

Continued broad-based growth delivered highest loan levels since PPP; Yields up 44 bps



Loans
($ in billions)
48.3
50.0
51.1
52.4
53.5
3.22
3.64
4.64
5.45
5.89
53.4
54.9
1Q22
2Q22
3Q22
4Q22
1Q23
4Q22
1Q23
Average Balances
Loan Yields %
Period-end

**Average loans increased $1.1B[1], or 2.1%**

- + $642MM Commercial Real Estate[2]
  - Multi-family & industrial accounted for almost all of the growth
  - Office only represents 7% of the total Commercial Real Estate portfolio
- + $361MM National Dealer Services
- + $97MM Wealth Management
- + $96MM General Middle Market
- - $184MM Mortgage Banker



Loan Commitments Increased 2%
Growth in most business lines
(period-end: $ in billions)
48.9
50.9
53.7
56.5
57.5
46%
46%
45%
45%
46%
1Q22
2Q22
3Q22
4Q22
1Q23
Utilization

1Q23 compared to 4Q22 • [1]See Quarterly Average Loans slide for more details • [2]See Commercial Real Estate slide 33 for more details

©2023, Comerica Inc. All rights reserved.

20

# Quarterly Average Loans

| Business Line | 1Q23 | 4Q22 | 1Q22 |
|---|---|---|---|
| Middle Market | | | |
| General | $12.9 | $12.8 | $12.4 |
| Energy | 1.5 | 1.4 | 1.3 |
| National Dealer Services | 5.4 | 5.1 | 4.1 |
| Entertainment | 1.2 | 1.3 | 1.1 |
| Tech. & Life Sciences | 0.9 | 0.9 | 0.9 |
| Equity Fund Services | 3.4 | 3.3 | 3.2 |
| Environmental Services | 2.3 | 2.2 | 2.0 |
| Total Middle Market | $27.6 | $27.0 | $24.9 |
| Corporate Banking | | | |
| US Banking | 4.3 | 4.3 | 3.7 |
| International | 1.5 | 1.6 | 1.5 |
| Commercial Real Estate | 8.3 | 7.7 | 6.6 |
| Mortgage Banker Finance | 1.1 | 1.3 | 1.6 |
| Business Banking | 3.2 | 3.2 | 3.3 |
| Commercial Bank | $46.1 | $45.1 | $41.5 |
| Retail Bank | $2.2 | $2.2 | $2.0 |
| Wealth Management | $5.2 | $5.1 | $4.7 |
| TOTAL | $53.5 | $52.4 | $48.3 |

| By Market | 1Q23 | 4Q22 | 1Q22 |
|---|---|---|---|
| Michigan | $12.4 | $12.3 | $11.7 |
| California | 18.7 | 18.4 | 17.2 |
| Texas | 11.6 | 10.9 | 9.8 |
| Other Markets[1] | 10.8 | 10.7 | 9.7 |
| TOTAL | $53.5 | $52.4 | $48.3 |

**Loan Portfolio**
*(1Q23 Period-end)*



$54.9B
Fixed Rate[2] 48%
≤30-Day Rate[3] 42%
90-Day+ Rate 6%
Prime-based 4%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets • [2]Fixed rate loans include $22.1B receive fixed/pay floating (30-day) LIBOR , BSBY & SOFR interest rate swaps; Forward dated swaps are excluded; excluding interest rate swaps, Fixed Rate Loans were 8% of the portfolio • [3]Includes ~2.5% of Daily SOFR

©2023, Comerica Inc. All rights reserved.

21

# Deposits

## Successfully navigated localized 1Q '23 deposit pressures & retained favorable mix

**Deposits**
*($ in billions)*



79.1
77.6
74.0
71.4
67.8
0.05
0.05
0.20
0.97
1.52
1Q22
2Q22
3Q22
4Q22
1Q23
Average Balances
Deposit Rate[1] %

**Favorable Mix**
*(average, $ in billions)*



71.4
67.8
56%
53%
4Q22
1Q23
NIB
IB

**Pressure concentrated in businesses with disproportionate QE[2] inflow[3]**



Decline from 12/31/2021 to 3/31/2023
$-3.3B or -38% Middle Market CA
$-4.8B or -42% TLS
$-1.5B or -56% US Banking
Increase from 12/31/2019 to 12/31/2021
$3.6B or 69% Middle Market CA
$3.3B or 63% TLS
$0.9B or 42% US Banking

**Localized Deposit Impact**
*(period-end, $ in billions)*



3/9 to 3/31 Deposit Movement
71.4
68.4
In line with expectations due to normal seasonality & utilization of funds from QT[4]
-1.7
-1.3
-0.9
0.2
64.7
31-Dec
9-Mar
TLS
Corporate Banking
Middle Market California
All Other
31-Mar

**Largest Customer Diversification Actions:**

- Technology & Life Sciences
- Excess balances significantly above average relationship profile (Corporate Banking & select customers in Middle Market)
- Higher relative pressure in California portfolios

1Q23 compared to 4Q22 • [1]Interest costs on interest-bearing deposits • [2]Quantitative easing • [3]Monthly average balances • [4]Quantitative tightening

©2023, Comerica Inc. All rights reserved.

22

# Attractive Deposit Profile

## Further enhanced our strong deposit franchise

**Deposit portfolio has better risk characteristics**

- Less concentrated in more vulnerable businesses
- Lower price sensitivity
- Lower percent of uninsured & excess deposits
- Retained favorable mix of 53% noninterest-bearing

**Diversified Deposit Base**
*(1Q23 average)*



Wealth Management 7%
Other, 2%
Retail Bank 37%
Commercial Bank 54%

**Stronger Profile than Pre-Pandemic**

| *($ in billions)* | YE 2019 | YE 2022 | 3/31/2023 |
|---|---|---|---|
| **Loan-to-Deposit Ratio** | 88% | 75% | 85% |
| **Total Deposits** (Period-end) | $57.3 | $71.4 | $64.7 |
| **% Uninsured Deposits** Per Call Report | 60% | 64% | 54%[2] |
| Adjusted for Affiliate Deposits[1] | 54% | 57% | 47% |

**Stable & Tenured Core Deposit Base[3]**

| | |
|---|---|
| **Diversified Across Markets & Businesses** | • Highest concentrations in Middle Market Lending (12%) & Small Business Banking (9%), inherently diversified business lines<br>• Geographically dispersed |
| **Holistic, Connected Relationships** | • 95% of Commercial Bank noninterest-bearing deposits utilize Treasury Management services; 90% have ECA<br>• Average Middle Market relationship has >7 Treasury Management products<br>• ~90% Retail customers have checking account[4] |
| **Tenured** | • Average Middle Market relationship >15 years<br>• Average Retail relationship >15 years[4] |
| **Active Operating Accounts** | • Average Middle Market relationship deposit balances of ~$7MM (includes ~$3MM in non-interest bearing)<br>• Average Retail customer checking account balance of $22.4K[4] |

1Q23 compared to 4Q22 • [1]Represents uninsured deposits using total deposits at the consolidated level for Comerica Inc. & subsidiaries, which is consistent with the presentation on the consolidated balance sheet, & excludes uninsured deposits eliminated in consolidation • [2]3/31/23 is estimated • [3]As of 3/31/23 • [4]Includes consumer & small business

©2023, Comerica Inc. All rights reserved.

23

# Quarterly Average Deposits

| Business Line | 1Q23 | 4Q22 | 1Q22 |
|---|---|---|---|
| Middle Market | | | |
| General | $17.9 | $18.7 | $22.2 |
| Energy | 1.2 | 1.3 | 0.6 |
| National Dealer Services | 1.2 | 1.2 | 1.9 |
| Entertainment | 0.3 | 0.3 | 0.3 |
| Tech. & Life Sciences | 4.3 | 5.2 | 7.3 |
| Equity Fund Services | 1.0 | 1.2 | 1.2 |
| Environmental Services | 0.4 | 0.4 | 0.3 |
| Total Middle Market | $26.3 | $28.4 | $33.9 |
| Corporate Banking | | | |
| US Banking | 2.0 | 1.9 | 2.7 |
| International | 2.0 | 2.1 | 2.3 |
| Commercial Real Estate | 1.9 | 2.3 | 2.2 |
| Mortgage Banker Finance | 0.4 | 0.4 | 0.6 |
| Business Banking | 3.7 | 4.1 | 4.4 |
| **Commercial Bank** | **$36.4** | **$39.2** | **$46.0** |
| **Retail Bank** | **$25.1** | **$26.0** | **$26.9** |
| **Wealth Management** | **$4.7** | **$5.2** | **$5.3** |
| **Finance / Other[1]** | **$1.6** | **$1.0** | **$0.9** |
| **TOTAL** | **$67.8** | **$71.4** | **$79.1** |

| By Market | 1Q23 | 4Q22 | 1Q22 |
|---|---|---|---|
| Michigan | $24.2 | $25.1 | $28.1 |
| California | 18.5 | 21.0 | 23.5 |
| Texas | 11.0 | 11.6 | 11.8 |
| Other Markets[2] | 12.5 | 12.7 | 14.7 |
| Finance / Other[1] | 1.6 | 1.0 | 0.9 |
| **TOTAL** | **$67.8** | **$71.4** | **$79.1** |

**Beneficial Deposit Mix: 53% noninterest-bearing**
*(1Q23 Average)*



Retail Noninterest-bearing 11%
Total $67.8B
Commercial Noninterest-bearing 42%
Retail Interest-bearing 28%
Commercial Interest-bearing 19%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets

©2023, Comerica Inc. All rights reserved.

24

# Securities Portfolio

Comerica

Ceased reinvestments in 3Q22 & strategic portfolio attrition continued; tangible capital impact improved

**Repayments create liquidity & mark-to-market valuation improved**
*(period-end; $ in billions)*



Projected[1]
4Q19: (0.1) 12.3 12.4
1Q22: 19.9 1.1 18.8
2Q22: 22.8 2.0 20.8
3Q22: 22.6 3.1 19.5
4Q22: 22.0 3.0 19.0
1Q23: 21.0 2.7 18.3
2Q23: 20.3 2.8 17.5
3Q23: 19.9 2.7 17.3
4Q23: 19.5 2.5 17.0
4Q24: 17.3 2.0 15.3
Valuation Adjustment
Fair Value (Reported on Balance Sheet)
Amortized Cost[2]

**Period-end 1Q23 portfolio decreased $717MM**

- $321MM MBS payments & $700MM Treasury maturities
+ $309MM fair value change

- Average 1Q23 portfolio decreased $363MM
- 2Q23: Estimated repayments ~$365MM MBS[3] plus ~$300MM treasuries[3]
- Duration of 5.5 years[4]
  - Extends to 6.3 years under +200bps instantaneous rate increase[4]
- Net securities-related AOCI decreased to $2.1B (after tax); expect loss to decline another 32% by year-end 2024

**2023 Portfolio Strategy**

- Utilize natural portfolio attrition as liquidity source
- Pledge portfolio as collateral to access wholesale funding as needed
- 100% of portfolio is available-for-sale
- No intention to sell, restructure or reinvest securities

**Securities Income**
*($ in millions)*



1Q22: 77 1.74
2Q22: 100 1.92
3Q22: 119 2.08
4Q22: 118 2.11
1Q23: 113 2.10
Securities Yields %

3/31/23 • [1]Outlook as of 6/12/23 assuming 5/31/23 forward curve • [2]Amortized cost reflects securities at par net of repayments and remaining unaccreted discount or premium • [3]Outlook as of 6/12/23 • [4]Estimated as of 3/31/23

©2023, Comerica Bank. All rights reserved.

25

# Net Interest Income

Comerica

Protected strong net interest income levels; benefited from rates & loan growth, pressured by funding

**Net Interest Income**
*($ in millions)*



1Q22: 456 2.19
2Q22: 561 2.70
3Q22: 707 3.50
4Q22: 742 3.74
1Q23: 708 3.57
Net Interest Margin %

Net impact due to rates: $7MM & 3bps on the NIM

| $742MM | | 4Q22 | | 3.74% |
|---|---|---|---|---|
| + 58MM | | **Loans** | | + 0.32 |
| | + 50MM | Higher rates, incl. swaps | + 0.25 | |
| | + 18MM | Higher balances | + 0.04 | |
| | + 5MM | Portfolio dynamics | + 0.03 | |
| | - 15MM | 2 Fewer days | | |
| - 5MM | | **Securities Balances** | | + 0.01 |
| + 20MM | | **Fed Deposits** | | + 0.05 |
| | + 13MM | Higher balances | + 0.01 | |
| | + 8MM | Rates | + 0.04 | |
| | - 1MM | 2 Fewer days | | |
| - 40MM | | **Deposits** | | - 0.22 |
| | - 40MM | Rates | - 0.21 | |
| | | Lower balances | - 0.01 | |
| - 67MM | | **Wholesale Funding** | | - 0.33 |
| | - 56MM | Higher balances | - 0.28 | |
| | - 11MM | Rates | - 0.05 | |
| $708MM | | 1Q23 | | 3.57% |

1Q23 compared to 4Q22

©2023, Comerica Inc. All rights reserved.

26

©2023, Comerica Inc. All rights reserved. Swap Portfolio Utilized current & forward swaps to minimize interest rate risk 3/31/23 1Received fix/pay floating swaps; historical results 12/31/22; maturities extend through 3Q30 2As of 5/31/23 Guiding Principles of Prudent Hedging Strategy1 • Provide a more consistent earnings trajectory through rate cycle by tempering asset sensitive position as rates rise • Hedging pulls forward market expectations, while reducing downside of potential decline in short-term interest rates over time • 1Q23: No new swaps added • Net unrealized loss on swap portfolio decreased $333MM to $609MM at 3/31/23 (after-tax) • Duration of swap portfolio 3.6 years2 • Anticipated 77% reduction in unrealized AOCI losses related to swaps by end of 2024 27 Swaps as of 3/31/231 ($ in billions; average; weighted average yield) 12.1 22.4 23.6 23.0 20.1 15.0 9.8 4.6 0.8 2.16% 2.38% 2.50% 2.57% 2.68% 2.72% 2.85% 2.95% 2.97% FY22 FY23 FY24 FY25 FY26 FY27 FY28 FY29 FY30 274 266 262 244 221 0.55 0.52 0.51 0.46 0.40 (0.10) 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 1Q22 2Q22 3Q22 4Q22 1Q23 NPA/Loans % Credit Quality Reserve reflects excellent credit metrics, loan growth & softening economic outlook 1Q23 compared to 4Q22 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories Nonperforming Assets Decreased ($ in millions) Criticized Loans1 Well Below Historical Level ($ in millions) 599 609 624 661 693 1.21 1.18 1.21 1.24 1.26 - 1.00 2.00 3.00 4.00 5.00 6.00 1Q22 2Q22 3Q22 4Q22 1Q23 ACL/Loans % Allowance for Credit Losses Increased Moderately ($ in millions) 1,647 1,534 1,626 1,572 1,918 3.3 3.0 3.1 2.9 3.5 - 2.00 4.00 6.00 8.00 10.00 12.00 1Q22 2Q22 3Q22 4Q22 1Q23 Criticized/Loans % 28©2023, Comerica Inc. All rights reserved. 8 0 13 (4) (2) - 2.00 4.00 6.00 8.00 10.00 12.00 1Q22 2Q22 3Q22 4Q22 1Q23 Net Charge-Offs (Recoveries) ($ in millions)

# Noninterest Income

Robust fee generation exceeded seasonally strong 4th quarter 2022

Comerica



Noninterest Income[1]
($ in millions)
244
268
278
278
282
1Q22
2Q22
3Q22
4Q22
1Q23

**Increased $4MM**

- \+ $5MM Capital Markets Income
  - +$4MM Derivative Income[2]
  - +$2MM Investment Banking
  - \- $1MM Syndication Fees
- \+ $3MM Fiduciary Income
- \+ $1MM Brokerage
- \- $5MM Other Noninterest Income[3]

1Q23 compared to 4Q22 • [1]Risk management hedging income related to an increase in price alignment (PA) received for Comerica's centrally cleared risk management positions $8MM 4Q22, $8MM 1Q23 • [2]Credit Valuation Adjustment (CVA) ($2MM) 1Q22, $3MM 2Q22, $5MM 3Q22, $1MM 4Q22, $1MM 1Q23 • [3]Includes gains/(losses) related to deferred comp asset returns of ($7MM) 1Q22, ($14MM) 2Q22, ($3MM) 3Q22, $6MM 4Q22, $4MM 1Q23

©2023, Comerica Inc. All rights reserved.

29

# Noninterest Expenses

Maintained solid efficiency ratio of 55.5%

Comerica



Noninterest Expenses[1,2]
($ in millions)
473
482
502
541
551
66.9
58.0
50.8
53.0
55.5
1Q22
2Q22
3Q22
4Q22
1Q23
Efficiency Ratio %

**Increased $10MM**

- \+ $17MM Non-salary pension expense
- \+ $8MM Salaries & benefits, impacted by seasonality
  - Increases: $16MM annual stock grants, $7MM payroll taxes & $3MM 401(k)
  - Decreases: $13MM incentive compensation & $5MM staff insurance
- \+ $7MM Litigation-related
- \+ $6MM FDIC insurance
- \- $12MM Occupancy
- \- $6MM Michigan single business tax
- \- $6MM Advertising
- \- $5MM Consulting

**Notable first quarter expenses include:**

- $17MM Litigation-related & operational losses total
- $16MM in Modernization
  - $9MM Ameriprise transition (salaries & benefits & other expenses)
  - $5MM Corporate Facilities (occupancy & other expenses)
  - $1.4MM Retail Reimagined (occupancy)
  - $0.8MM Technology (salaries & benefits)
- $4MM Deferred compensation (fully offset in non-interest income)

1Q23 compared to 4Q22 • [1]Modernization initiative $6MM 1Q22; $7MM 2Q22; $7MM 3Q22; $18MM 4Q22; FY22 $38MM; $16MM 1Q23 • [2]Gains/(losses) related to deferred comp plan of ($7MM) 1Q22, ($14MM) 2Q22, ($3MM) 3Q22, $6MM 4Q22, $4MM 1Q23

©2023, Comerica Inc. All rights reserved.

30

# Capital Management

Strong capital position at target CET1 of ~10%[1]



CET1
Tier 1
7.0%
10.00%
10.12%
8.5%
10.50%
10.61%
4Q22
1Q23
4Q22
1Q23
Regulatory Minimum + Capital Conservation Buffer (CCB)



Common Equity Ratio[2]
9.99%
9.63%
5.60%
6.15%
4Q22
1Q23
Impact of AOCI Losses
Common Equity Ratio



Tangible Common Equity Ratio[2]
9.30%
9.47%
4.89%
5.48%
4Q22
1Q23
Increase in Cash
Impact of AOCI Losses
Tangible Common Equity Ratio



Common Equity Per Share[2]
($ per share; period-end)
59.78
61.13
63.11
65.12
66.68
50.80
46.19
35.70
36.55
42.57
1Q22
2Q22
3Q22
4Q22
1Q23
Common Equity Per Share
Impact of AOCI Losses



Common Equity[2]
($ in billions; period-end)
7.8
8.0
8.3
8.5
8.8
6.6
6.0
4.7
4.8
5.6
1Q22
2Q22
3Q22
4Q22
1Q23
Common Equity
Impact of AOCI Losses

3/31/23 • [1]Outlook as of 4/20/23 • [2]Refer to reconciliation of non-GAAP financial measures in appendix; Increase in cash relative to 4Q22

©2023, Comerica Inc. All rights reserved.

31

# Commercial Real Estate Business Line

Growth driven by multifamily & industrial projects; Excellent credit quality

**Primarily Lower Risk Multifamily & Industrial Storage[1]**

*(1Q23 period-end)*



Industrial / Storage 33%
Retail 6%
Office 7%
Single Family 2%
Other 3%
Land Carry 3%
Multi use 2%
Multifamily 44%
Total $7.9B

- Long history of working with well-established, proven developers
- >90% of new commitments from existing customers
- Significant up-front equity required (typically averaging 35-40%, often from institutional investors)
- 70% has recourse
- Majority of commitments are construction
- Primary strategy is financing development of Class A, urban infill multi-family & warehouse distribution in major sun belt metros (37% CA, 23% TX)
- Modest credit migration driven by elevated rate environment, but remained very manageable

**Excellent Credit Quality in Commercial Real Estate Business**
**No significant net charge-offs since 2014**
*($ in millions)*

| | 1Q22 | 2Q22 | 3Q22 | 4Q22 | 1Q23 |
|---|---|---|---|---|---|
| NAL | 0.9 | 0.9 | 0.9 | 0.9 | 0.9 |
| Criticized[2] | 26 | 18 | 17 | 16 | 218 |
| % Criticized | 0.4% | 0.3% | 0.2% | 0.2% | 2.5% |
| NCO (Recoveries) | (0.02) | (0.01) | (0.01) | (0.01) | (0.05) |

**CRE Maturity by Year**



20%
26%
21%
16%
28%
2023
2024
2025
2026
2027+

3/31/23 • [1]Excludes CRE business line loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

©2023, Comerica Inc. All rights reserved.

32

# Other Investor Commercial Real Estate

Limited investor-owned commercial real estate exposure outside of the line of business

**Total Commercial Real Estate Exposure from 3/31/23 10-Q**

| CRE Line of Business[1] $7.8B | Owner-Occupied $7.4B | Investor Owned $2.0B |
|---|---|---|

Outside of the Commercial Real Estate Line of Business

**Investor-Owned Real Estate Outside of the CRE Line of Business As of 3/31**

- $2B in loan outstandings
- ~60% in Private Banking
- >90% of loans have recourse
- No significant asset class concentrations



Other LOBs 10%
Middle Market 15%
Business Banking 15%
Private Banking 60%



Other 16%
Industrial 27%
Multi-family 13%
Office 21%
Retail 23%

**Total Office Exposure (<2% Total CMA Loans) as of 3/31/23**

| | | |
|---|---|---|
| **Commercial Real Estate Business Line** | • Total outstanding loans of ~$580MM<br>• 7% of Commercial Real Estate Portfolio<br>• Urban in-fill & suburban strategy | • Portfolio LTV at ~50%<br>• Portfolio debt service coverage of ~1.1x<br>• 2 criticized loans<br>• Majority recourse<br>• >60% maturing before end of 2025 |
| **Outside Commercial Real Estate Business Line** | • Total outstanding loans of ~$410MM<br>• ~75% in Private Banking, ~15% in Middle Market & ~10% in Business Banking<br>• Urban in-fill & suburban strategy | • Granular portfolio; avg loan size ~$3MM<br>• Vast majority with recourse<br>• No criticized loans |

3/31/23 • [1]Primarily loans to real estate developers

©2023, Comerica Inc. All rights reserved.

33

# Energy

Primarily E&P exposure

**Period-end Loans**
*($ in millions)*



1,263
203
1,060
1Q22
1,373
218
1,155
2Q22
1,340
259
1,081
3Q22
1,415
253
1,162
4Q22
1,402
276
1,126
1Q23
Midstream
Exploration & Production[1]

- Exposure $3.5B / 41% utilization
- Hedged 50% or more of production
  - At least one year: 63% of customers
  - At least two years: 35% of customers
- Focus on larger, sophisticated E&P and Midstream companies
- E&P:
  - 55% Oil-focused
  - 21% Natural Gas focused
  - 24% Oil/Gas balanced
- Excellent credit quality
  - ~1% Criticized loans
  - $(291K) Net recoveries

3/31/23 • [1]Includes Services of 1Q22 $14MM, 2Q22 $15MM, 3Q22 $17MM, 4Q22 $13MM, $16MM 1Q23

©2023, Comerica Inc. All rights reserved.

34

Mortgage Banker Finance 55+ years experience with reputation for consistent, reliable approach 3/31/23 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 5/19/23 21Q23 actual • Provide warehouse financing: bridge from residential mortgage origination to sale to the end market • Extensive backroom provides collateral monitoring & customer service • Focus on full banking relationships • As of 1Q23: • Comerica: 91% purchase • Industry: 80% purchase1 • Strong credit quality • No charge-offs since 2010 • Period-end loans: $1.7B (4Q22 $1.9B) Average Loans ($ in millions) 1, 33 5 2, 04 4 2, 52 1 2, 68 1 2, 04 2 3, 27 8 3, 58 5 3, 79 1 3, 21 1 2, 92 4 2, 75 7 2, 45 0 1, 59 7 1, 72 4 1, 66 3 1, 33 4 1, 14 9 0 500 1000 1500 2000 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 Actual MBA Mortgage Origination Volumes1 MBA Mortgage Originations Forecast1,2 ($ in billions) 333 463 490 522 473 1Q23 2Q23 3Q23 4Q23 1Q24 Purchase Refinance ©2023, Comerica Inc. All rights reserved. 35 National Dealer Services 75+ years of floor plan lending 3/31/23 1Other includes obligations where a primary franchise is indeterminable (multi-franchise, rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Franchise Distribution (Based on period-end loan outstandings) Toyota/Lexus 13% Honda/Acura 9% Ford 8% GM 8% Jaguar/Land Rover 7% Fiat/Chrysler 10% Mercedes 5% Nissan/ Infiniti 3% Other European 12%Other Asian 6% Other 19% • Top tier strategy • National scope with customers in 42 states • Focus on “Mega Dealer” (five or more dealerships in group) • Strong credit quality; Robust monitoring of company inventory & performance • Floor Plan remained below historical averages 4. 4 4. 5 4. 1 4. 0 3. 6 2. 8 1. 9 2. 2 2. 0 1. 2 0. 6 0. 6 0. 6 0. 8 1. 0 1. 2 1. 4 7. 8 7. 9 7. 5 7. 3 6. 8 6. 2 5. 3 5. 5 5. 3 4. 4 3. 8 3. 9 4. 1 4. 5 4. 8 5. 1 5. 4 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 Floor Plan Average Loans ($ in billions)Total $5.6B 1 ©2023, Comerica Inc. All rights reserved. 36

7,341 7,036 6,339 5,241 4,328 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 1Q22 2Q22 3Q22 4Q22 1Q23 856 901 938 943 931 1Q22 2Q22 3Q22 4Q22 1Q23 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 3/31/23 Average Loans ($ in millions) • Manage concentration to numerous verticals to ensure widely diversified portfolio • Closely monitor cash balances & maintain robust backroom operation • 10 offices throughout US & Canada • Retained customer relationships despite industry disruption & impact on deposits; strategically utilized off-balance sheet & ICS products Average Deposits ($ in millions) Growth 43% Early Stage 17%Late Stage 40% Customer Segment Overview (approximate; 1Q23 period-end loans) Total $947MM ©2023, Comerica Inc. All rights reserved. 37 Equity Fund Services Strong relationships with top-tier Private Equity firms 3/31/23 • Customized solutions for Private Equity firms • Credit Facilities (Funds, General Partners, Management Companies) • Treasury Management • Capital Markets, including Syndication • Customers in the US & Canada • Well-diversified across funds with various industry strategies • Drives connectivity with other teams • Middle Market • Commercial Real Estate • Environmental Services • Energy • TLS • Private Banking • Period-end balances were $3.7 billion • Strong credit profile • No charge-offs • No criticized loans Average Loans ($ in millions) 3,209 3,507 3,346 3,317 3,371 1Q22 2Q22 3Q22 4Q22 1Q23 ©2023, Comerica Inc. All rights reserved. 38

# Environmental Services Department

Experienced team; Specialized industry, committed to growth

- 15+ year experienced team with 20+ year management tenure
- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality

**Waste Management & Recycling (~85% of loan portfolio)**

- Insight & expertise with:
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Financing for M&A and growth capital

**Renewable Energy Solutions (~15% of loan portfolio)**

- Formed group in 2022; active in the landfill-gas-to-energy & biomass industries for more than a decade
- Expanded focus to also include solar, wind, anaerobic digestion, & battery energy standalone storage



Average Loans
($ in millions)
1,954
2,034
2,243
2,237
2,296
1Q22
2Q22
3Q22
4Q22
1Q23

3/31/23
©2023, Comerica Inc. All rights reserved.

39

# Direct Express

An important program for CMA & the customers we serve

## Program Overview

- **Summary:** Comerica is the exclusive issuer of the Direct Express debit card for 4.5 million federal benefit recipients.
- **Driving Financial Inclusion:** Helping the U.S. Treasury provide recipients ready, safe access to their government benefits was the founding mission of the Direct Express Program. Not only does the innovative prepaid card program deliver benefits more cost effectively and securely, it is an on-ramp to financial inclusion for millions of unbanked Americans - giving recipients the tools they need to participate fully in the economy.
- **Renewal History:** In 2008, 2014 and again in 2020, Comerica was selected by the U.S. Treasury as the Financial Agent for their Direct Express Debit MasterCard Program. Comerica's contract with the U.S. Treasury expires early 2025.
- **Strong Customer Satisfaction:** Comerica has achieved a 90% (or better) cardholder satisfaction rating
- **Prioritizing Security:** Since 2013, the U.S. Treasury has required all federal benefit recipients (with a few grandfathered exceptions) to receive their monthly benefits electronically, either by direct deposit or through the Direct Express debit card. With 100% of cardholders using EMV chip and PIN, it can be considered one of the most secure prepaid cards in the industry.
- **Unique Skill-set:** We have developed the unique infrastructure, compliance and operations to administer this important program.

## Financial Impact

- **Deposits:**
  - **Balances:** $3B in 1Q23 average deposit balances (large fluctuations throughout the quarter due to timing cause ending balances to vary)
  - **Intra-month patterns:** Comerica receives most of the deposit balances on the 1st and 3rd days of each month (subject to change based on weekends or holidays)
  - **Peaks & troughs:** In May 2023, highest balance of $4.7B on 3rd day, lowest balance of $2.6B nearing month-end
- **Income:**
  - 1Q $36MM of noninterest income (card fees)
  - 1Q $36MM of direct expenses primarily in outside processing fees, but also includes professional fees, operational losses, compliance staff & other fees



DIRECTEXPRESS
Comerica Bank
debit
5332 48XX XXXX XXXX
DIRECT EXPRESS
mastercard

## Investments

- **Enhanced Digital Experience:** Developed a new Direct Express mobile application with a 4.7-star rating and over 81,000 reviews on the Apple App Store; over 1 million mobile app users
- **Meeting Cardholders Where They Are:** Unique partnership with Walmart that allows cardholders to withdraw the full balance on their card (up to $1,000) at less than half the cost that Walmart charges other customers for the same service. Since 90 percent of Direct Express cardholders visit a Walmart at least once a year, this has proven to be a very popular service.



DIRECTEXPRESS
Login



4.7 Stars[1]

[1]Apple App Store as of 6/1/23

©2023, Comerica Inc. All rights reserved.

40

# Comerica's Core Values

Comerica

WHY WE ARE HERE

**To raise expectations of what a bank can be for our colleagues, customers & communities**

WHAT WE BELIEVE

| ONE COMERICA | THE CUSTOMER COMES FIRST | THE BIGGER POSSIBLE | A FORCE FOR GOOD |
|---|---|---|---|

HOW WE DELIVER

| Trust | Act | Own |
|---|---|---|

©2023, Comerica Inc. All rights reserved.

41

# Reconciliations

Comerica

**Impact of Accumulated Other Comprehensive Loss on Common Equity & Tangible Common Equity**

Comerica believes that the presentation of common equity adjusted for the impact of accumulated other comprehensive loss provides a greater understanding of ongoing operations and enhances comparability with prior periods. Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders' equity per share of common stock.

| *(period-end, millions, except per share data)* | 1Q23 | 4Q22 | 3Q22 | 2Q22 | 1Q22 |
|---|---|---|---|---|---|
| **Tangible Common Equity** | | | | | |
| Total shareholders' equity | $5,994 | $5,181 | $5,069 | $6,435 | $7,036 |
| Less fixed-rate non-cumulative perpetual preferred stock | $394 | $394 | $394 | $394 | $394 |
| Common shareholders' equity | $5,600 | $4,787 | $4,675 | $6,041 | $6,642 |
| Less goodwill | $635 | $635 | $635 | $635 | $635 |
| Less other intangible assets | $9 | $9 | $10 | $10 | $11 |
| Tangible common equity | $4,956 | $4,143 | $4,030 | $5,396 | $5,996 |
| Total assets | $91,127 | $85,406 | $84,143 | $86,889 | $89,165 |
| Less goodwill | $635 | $635 | $635 | $635 | $635 |
| Less other intangible assets | $9 | $9 | $10 | $10 | $11 |
| Tangible assets | $90,483 | $84,762 | $83,498 | $86,244 | $88,519 |
| Common equity ratio | 6.15% | 5.60% | 5.55% | 6.95% | 7.45% |
| Tangible common equity ratio | 5.48% | 4.89% | 4.82% | 6.26% | 6.77% |

©2023, Comerica Inc. All rights reserved.

42

# Reconciliations Continued

Comerica

## Impact of Accumulated Other Comprehensive Loss on Common Equity & Tangible Common Equity

Comerica believes that the presentation of common equity adjusted for the impact of accumulated other comprehensive loss provides a greater understanding of ongoing operations and enhances comparability with prior periods. Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders' equity per share of common stock.

| *(period-end, millions, except per share data)* | 1Q23 | 4Q22 | 3Q22 | 2Q22 | 1Q22 |
|---|---|---|---|---|---|
| **Common Equity & Tangible Common Equity per Share of Common Stock** | | | | | |
| Common shareholders' equity | $5,600 | $4,787 | $4,675 | $6,041 | $6,642 |
| Tangible common equity | $4,956 | $4,143 | $4,030 | $5,396 | $5,996 |
| Shares of common stock outstanding | 132 | 131 | 131 | 131 | 131 |
| Common equity per share of common stock | $42.57 | $36.55 | $35.70 | $46.19 | $50.80 |
| Tangible equity per share of common stock | $37.68 | $31.62 | $30.77 | $41.25 | $45.86 |
| **Impact of Accumulated Other Comprehensive Loss to Common Equity & Tangible Common Equity** | | | | | |
| Accumulated other comprehensive loss (AOCI) | $(3,171) | $(3,742) | $(3,587) | $(1,954) | $(1,173) |
| Common equity, excluding AOCI | $8,771 | $8,529 | $8,262 | $7,995 | $7,815 |
| Common equity per share of common stock, excluding AOCI | $66.68 | $65.12 | $63.11 | $61.13 | $59.78 |
| Common equity ratio, excluding AOCI | 9.63% | 9.99% | 9.82% | 9.20% | 8.76% |
| Tangible common equity, excluding AOCI | $8,127 | $7,885 | $7,617 | $7,350 | $7,169 |
| Tangible common equity per share of common stock, excluding AOCI | $61.78 | $60.19 | $58.17 | $56.19 | $54.83 |
| Tangible common equity ratio, excluding AOCI | 8.98% | 9.30% | 9.12% | 8.52% | 8.10% |
| **Impact of Increase in Cash[1] (1Q23 vs 4Q22) to Tangible Common Equity Ratio** | | | | | |
| Tangible common equity ratio | 5.48% | | | | |
| Total assets | $91,127 | | | | |
| Increased deposits with banks[1] | $4,646 | | | | |
| Total assets less increased deposits with banks | $86,480 | | | | |
| Less intangibles | $(644) | | | | |
| Tangible common equity ratio, excluding AOCI and increase in cash | 9.47% | | | | |

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends. • [1]Increase in cash calculated as the increase in cash balances from December 31, 2022 to March 31, 2023, representing a heightened cash position in response to the recent disruption experienced across the banking industry

©2023, Comerica Inc. All rights reserved.

43

# Reconciliations Continued

Comerica

## Uninsured Deposits

Comerica believes that the presentation of uninsured deposits adjusted for the impact of affiliate deposits provides enhanced clarity of uninsured deposits at risk. Total uninsured deposits as calculated per regulatory guidance and reported on schedule RC-O of Comerica Bank's Call Report include affiliate deposits, which by definition have a different risk profile than other uninsured deposits. The amounts presented below remove affiliate deposits from the total uninsured deposits number.

| | *(period-end; millions)* | 1Q23 | 4Q22 | 4Q19 |
|---|---|---|---|---|
| (A) | **Total uninsured deposits, as calculated per regulatory guidelines** | $35,007 | $45,492 | $34,341 |
| (B) | **Affiliate deposits** | $4,329 | $4,458 | $3,188 |
| (A-B) | **Total uninsured deposits, excluding affiliate** | $30,678 | $41,034 | $31,153 |

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends.

©2023, Comerica Inc. All rights reserved.

44

# Holding Company Debt Rating

| Senior Unsecured/Long-Term Issuer Rating | Moody's | S&P | Fitch |
|---|---|---|---|
| Cullen Frost | A3 | A- | - |
| M&T Bank | A3 | BBB+ | A |
| BOK Financial | A3 | BBB+ | A |
| Comerica | Baa1 | BBB+ | A- |
| Fifth Third | Baa1 | BBB+ | A- |
| Huntington | Baa1 | BBB+ | A- |
| KeyCorp | Baa1 | BBB+ | A- |
| Regions Financial | Baa2 | BBB+ | A- |
| First Horizon National Corp | Baa3 | - | BBB |
| Citizens Financial Group | - | BBB+ | BBB+ |
| Synovus Financial | - | BBB- | BBB |

As of 6/6/23 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation excluded due to no holding company

©2023, Comerica Inc. All rights reserved.

45

# Bank Debt Rating

| Senior Unsecured/Long-Term Issuer Rating | Moody's | S&P | Fitch |
|---|---|---|---|
| Cullen Frost | A3 | A | - |
| M&T Bank | A3 | A- | A |
| BOK Financial | A3 | A- | A |
| Fifth Third | A3 | A- | A- |
| Huntington | A3 | A- | A- |
| KeyCorp | A3 | A- | A- |
| Comerica | Baa1 | A- | A- |
| Regions Financial | Baa1 | A- | A- |
| Citizens Financial Group | Baa1 | A- | BBB+ |
| Zions Bancorporation | Baa2 | BBB+ | BBB+ |
| First Horizon National Corp | Baa3 | - | BBB |
| Synovus Financial | Baa3 | BBB | BBB |

As of 6/6/23 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank

©2023, Comerica Inc. All rights reserved.

46

Thank You ©2023, Comerica Inc. All rights reserved.